UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 31, 2002

                  Date of Earliest Event Reported: May 30, 2002


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                            VIRGINIA                54-1387365
              (State or other jurisdiction of     (I.R.S. Employer
              incorporation or organization)      Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (757) 321-5000

Item 5. Other Events and Regulation FD Disclosure.

On May 30, 2002, Dollar Tree Stores, Inc. issued a press release regarding its participation in the upcoming U. S. Bancorp Piper Jaffray Conference and the election of directors at its Annual Meeting of Shareholders. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


Item 7:  Financial Statements and Exhibits.

         (c)    Exhibits

Exhibit #       Description

99.1            Dollar Tree Stores, Inc.'s press release issued May 30, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: May 31, 2002

                                    DOLLAR TREE STORES, INC.


                                    By:     /s/  Frederick C. Coble
                                            --------------------------------
                                            Frederick C. Coble
                                            Chief Financial Officer